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                                                                   Exhibit 99(j)

                               CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 29 to the Registration Statement of JPMorgan Trust I on Form N-1A (Nos. 333-103022 and 811-21295) under the Securities Act of 1933, as amended.

                                                            /s/ Ropes & Gray LLP

                                                            ROPES & GRAY LLP

Washington, D.C.
January 27, 2006